INSURED MUNICIPAL SECURITIES TRUST

                                   SERIES 10

                           REFERENCE TRUST AGREEMENT

          This Reference Trust Agreement dated August 18, 1988 among Bear, Stearns & Co. Inc., as Depositor, United States Trust Company of New York, as Trustee and Standard & Poor's Corporation, as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Insured Municipal Securities Trust, 9th Discount Series, and Subsequent Series, Trust Indenture and Agreement" dated April 11, 1985 as amended in part by this Reference Trust Agreement (herein as amended or supplemented called the "Indenture") and such provisions as are set forth in full and such provisions as are incorporated by reference constitute a single instrument.


                                WITNESSETH THAT:

          In consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee, and the Evaluator agree as follows:


                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST

          Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument except that for all purposes of this Insured Municipal Securities Trust, Series 10, and all Subsequent Series, the following sections of the Indenture are amended as follows:

          (a) Section 1.01(6) shall be amended by adding the following word immediately after the words "Bear, Stearns & Co.": "Inc.";

          (b) Section 1.02 shall be amended by adding the following word immediately after the words "Bear, Stearns & Co.": "Inc.", wherever the former shall appear in said Section.


C/M  11939.0001 406278.1

                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

          The following special terms and conditions are hereby agreed to:

          (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

          (b) For the purposes of the definition of the Unit in Article I the fractional undivided interest in and ownership of the Trust is 1/2,500.

          (c) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on January 1, 1989 for monthly distributions, December 1 and June 1 of each year for semi-annual distributions (commencing on December 1, 1988) and December 1 of each year for annual distributions (commencing on December 1, 1988).

          (d) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on January 15, 1989 for monthly distributions, December 15 and June 15 of each year for semi-annual distributions (commencing on December 15, 1988) and December 15 of each year for annual distributions (commencing on December 15, 1988).

          (e) All Certificateholders of record on December 1, 1988 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after December 15, 1988 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.

          (f) The First Settlement Date shall mean August 25, 1988.

          (g) The number of Units referred to in Section 2.03 is 2,500.

          (h) For the purposes of Section 4.02(a), the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $15, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).

          (i) For the purposes of Section 6.01(g), the liquidation amount is hereby specified to be $800,000.


                                      -2-
C/M  11939.0001 406278.1

          (j) For purposes of Section 6.04, the Trustee shall be paid per annum $1.05 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.60 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.35 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.88 per Unit times the number of Units on the monthly distribution plan, $.60 per unit plus $.28 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.35 per Unit plus $.53 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units of the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.

          (k) For purposes of Section 7.04, the Depositor's maximum annual fee is hereby specified to be $0.15 per $1,000 principal amount of Bonds in the Trust.

          (l) For purposes of Section 9.05, the Depositor's address is 245 Park Avenue, New York, New York 10167.

          (m) For purposes of this Series of Insured Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

          IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                         [Signatures on separate pages]

                                      -3-
C/M  11939.0001 406278.1

                                                       BEAR, STEARNS & CO. INC.
                                                               Depositor



                                                   By: ------------------------
                                                       Authorized Signator

STATE OF NEW YORK   )
                    : ss.:
COUNTY OF NEW YORK  )


          On this ---- day of ---------, 198-, before me personally appeared ----------------------, to me known, who being by me duly sworn, said that he is an Authorized Signator of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                             ----------------------------------
                                                        Notary Public

C/M  11939.0001 406278.1

                                        UNITED STATES TRUST COMPANY OF NEW YORK
                                                       Trustee



                                        By:------------------------------------
                                           Assistant Vice President




STATE OF NEW YORK   )
                    : ss.:
COUNTY OF NEW YORK  )


          On this ----- day of ---------------, 198-, before me personally appeared ---------------------, to me known, who being by me duly sworn, said that he is an Authorized Signator of United States Trust Company of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.



                                               --------------------------------
                                                         Notary Public

C/M  11939.0001 406278.1

                                                  STANDARD & POOR'S CORPORATION
                                                            Evaluator



                                                  By:--------------------------
                                                     Vice President



SEAL
ATTEST:



----------------------------
(Assistant) Secretary



C/M  11939.0001 406278.1

                                                                                                                         SCHEDULE A

                                                 INSURED MUNICIPAL SECURITIES TRUST

                                                              PORTFOLIO


                                                              SERIES 10


                                                        As of August 18, 1988

                                                      A MONTHLY PAYMENT SERIES
                                         SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

            Aggregate              Name of Issuer and                               Coupon/    Redemption Feature
Portfolio   Principal                Title of Bonds                                Maturity    S.F.-- Sinking Fund   Cost of Bonds
   No.       Amount                 Contracted for(5)                Ratings(1)   Date(s)(2)   Ref.-- Refunding(2)    to Trust(3)
   ---       ------                 -----------------                ----------   ----------   -------------------    -----------
    1       $250,000    Burke Cnty. Ga. Dev. Auth. Poll. Cntrl. Rev.    AAA        11.750%    No Sinking Fund          $307,165
                        Bonds (Oglethorpe Pwr. Corp. Vogtle Prjt.)               11/01/2014   11/01/94 @ 102 Ref.
                        (Financial Guaranty)

    2        250,000    Rockport Inc. Poll. Cntrl. Rev. Bonds Series    AAA        9.375%     No Sinking Fund           277,513
                        1985A (AEP Genrtng. Co.) (Financial                       9/01/2014   9/01/95 @ 102 Ref.
                        Guaranty)

    3        250,000(4) La. Pub. Facs. Auth. Fixed Rate Hlth. & Ed.     AAA*       8.200%     12/01/01 @ 100 S.F.       251,673
                        Cap. Facs. Rev. Bonds (Our Lady of the                   12/01/2015   12/01/98 @ 100 Ref.
                        Lake Reg. Med. Cntr.) Series 1985C (BIG)

    4        250,000    Mass. Ind. Finc. Agncy. Poll. Cntrl. Rev.       AAA        10.125%    No Sinking Fund           283,610
                        Bonds 1983 Series (Eastern Edison Co. Prjt.)              8/01/2008   8/01/93 @ 103 Ref.
                        (AMBAC)

    5        200,000    Missoula Mont. Hosp. Facs. Rev. Bonds           AAA        9.400%     No Sinking Fund           222,280
                        (Sisters of Charity Prjt.-St. Patrick's Hosp.             9/01/2012   9/01/95 @ 102 Ref.
                        Prjt.) (AMBAC)

    6        250,000    Farmington N.M. Util. Sys. Rev. Bonds           AAA        9.750%     5/15/06 @ 100 S.F.        284,572
                        Series 1985 (Financial Guaranty)                          5/15/2013   5/15/96 @ 102 Ref.

    7        200,000    Enid Ok. Muni. Auth. Util. and Sales Tax        AAA        6.250%     2/01/06 @ 106 S.F         165,004
                        Rev. Bonds Series 1987A (AMBAC)                           2/01/2012   2/01/97 @ 102 Ref.

    8        200,000    Pittsburgh Penn. Gen. Oblig. Rev. Bonds         AAA        6.000%     3/01/89 @ 100 S.F.        159,454
                        Series A 1986 (AMBAC)                                     3/01/2014   3/01/96 @ 100 Ref.

    9        100,000    Memphis-Shelby Cnty. Tenn. Arpt. Auth.          AAA        9.125%     9/01/06 @ 100 S.F.        108,308
                        Gen. Rev. Bonds Series 1985 (MBIA)                        9/01/2015   9/01/93 @ 102 Ref.

   10        200,000    Tx. Pub. Bldg. Auth. Rev. Rfndg. Bonds          AAA        6.000%     8/01/12 @ 100 S.F.        154,740
                        Series 1985 (MBIA)                                        8/01/2014   8/01/97 @ 100 Ref.

   11        100,000    Houston Tx. Swr. Sys. Jr. Lien Rev. Rfndg.      AAA        9.375%     12/01/06 @ 100 S.F.       111,830
                        Bonds Series 1985 (Financial Guaranty)                   12/01/2013   12/01/95 @ 102 Ref.

   12        150,000    Intermountain Pwr. Agncy. Utah Pwr. Supply      AAA        5.000%     7/01/10 @ 100 S.F.        101,202
                        Rev. Rfndg. Bonds Series A (MBIA)                         7/01/2012   1/01/97 @ 100 Ref.

   13        100,000    Fremont Calif. Mtg. Rev. Bonds Issue F 1985     AAA        0.000%     6/01/11 @ 20.202 S.F.       2,700
                        (Heritage Village Prjt.) (MBIA)                           6/01/2027   12/01/96 @ 4.883 Ref.

          ----------                                                                                                 ----------
          $2,500,000                                                                                                 $2,430,051
          ==========                                                                                                 ==========




C/M  11939.0001 406278.1

                       INSURED MUNICIPAL SECURITIES TRUST

                                   SERIES 11

                           REFERENCE TRUST AGREEMENT

          This Reference Trust Agreement dated September 23, 1988 among Bear, Stearns & Co. Inc., as Depositor, United States Trust Company of New York, as Trustee and Standard & Poor's Corporation, as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Insured Municipal Securities Trust, 9th Discount Series, and Subsequent Series, Trust Indenture and Agreement" dated April 11, 1985 as amended in part by this Reference Trust Agreement (herein as amended or supplemented called the "Indenture") and such provisions as are set forth in full and such provisions as are incorporated by reference constitute a single instrument.


                                WITNESSETH THAT:

          In consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee, and the Evaluator agree as follows:


                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST

          Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument except that for all purposes of this Insured Municipal Securities Trust, Series 11, and all Subsequent Series, the following sections of the Indenture are amended as follows:

          (a) Section 1.01(6) shall be amended by adding the following word immediately after the words "Bear, Stearns & Co.": "Inc.";

          (b) Section 1.02 shall be amended by adding the following word immediately after the words "Bear, Stearns & Co.": "Inc.", wherever the former shall appear in said Section.


C/M  11939.0001 406278.1

                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

          The following special terms and conditions are hereby agreed to:

          (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

          (b) For the purposes of the definition of the Unit in Article I the fractional undivided interest in and ownership of the Trust is 1/2,500.

          (c) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on February 1, 1989 for monthly distributions, December 1 and June 1 of each year for semi-annual distributions (commencing on June 1, 1989) and December 1 of each year for annual distributions (commencing on December 1, 1989).

          (d) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on February 15, 1989 for monthly distributions, December 15 and June 15 of each year for semi-annual distributions (commencing on June 15, 1989) and December 15 of each year for annual distributions (commencing on December 15, 1989).

          (e) All Certificateholders of record on January 1, 1989 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after January 15, 1989 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.

          (f) The First Settlement Date shall mean September 30, 1988.

          (g) The number of Units referred to in Section 2.03 is 2,500.

          (h) For the purposes of Section 4.02(a), the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $15, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).

          (i) For the purposes of Section 6.01(g), the liquidation amount is hereby specified to be $1,000,000.


                                      -2-
C/M  11939.0001 406278.1

          (j) For purposes of Section 6.04, the Trustee shall be paid per annum $1.05 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.60 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.35 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.88 per Unit times the number of Units on the monthly distribution plan, $.60 per unit plus $.28 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.35 per Unit plus $.53 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units of the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.

          (k) For purposes of Section 7.04, the Depositor's maximum annual fee is hereby specified to be $0.15 per $1,000 principal amount of Bonds in the Trust.

          (l) For purposes of Section 9.05, the Depositor's address is 245 Park Avenue, New York, New York 10167.

          (m) For purposes of this Series of Insured Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

          IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                         [Signatures on separate pages]

                                      -3-
C/M  11939.0001 406278.1

                                                       BEAR, STEARNS & CO. INC.
                                                             Depositor



                                                       By:---------------------
                                                          Authorized Signator

STATE OF NEW YORK   )
                    : ss.:
COUNTY OF NEW YORK  )


          On this 19 day of September, 1988, before me personally appeared Peter DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signator of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                                     --------------------------
                                                           Notary Public

C/M  11939.0001 406278.1

                                        UNITED STATES TRUST COMPANY OF NEW YORK
                                                       Trustee



                                        By:------------------------------------
                                           Assistant Vice President




STATE OF NEW YORK   )
                    : ss.:
COUNTY OF NEW YORK  )


          On this 12th day of September, 1988, before me personally appeared Tania G. Vaile, to me known, who being by me duly sworn, said that he is an Authorized Signator of United States Trust Company of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that she signed her name thereto by like authority.


                                                   ----------------------------
                                                            Notary Public

C/M  11939.0001 406278.1

                                                  STANDARD & POOR'S CORPORATION
                                                           Evaluator



                                                  By:--------------------------
                                                     Vice President



SEAL
ATTEST:



--------------------------
(Assistant) Secretary

C/M  11939.0001 406278.1

                                                                                                                         SCHEDULE A

                                                 INSURED MUNICIPAL SECURITIES TRUST

                                                              PORTFOLIO


                                                              SERIES 11


                                                      As of September 23, 1988

                                                      A MONTHLY PAYMENT SERIES
                                         SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

            Aggregate              Name of Issuer and                               Coupon/    Redemption Feature
Portfolio   Principal                Title of Bonds                                Maturity    S.F.-- Sinking Fund   Cost of Bonds
   No.       Amount                 Contracted for(5)                Ratings(1)   Date(s)(2)   Ref.-- Refunding(2)    to Trust(3)
   ---       ------                 -----------------                ----------   ----------   -------------------    -----------
    1       $200,000    Burke Cnty. Ga. Dev. Auth. Poll. Cntrl. Rev.    AAA        11.750%    No Sinking Fund        $  246,902
                        Bonds (Oglethorpe Pwr. Corp. Vogtle Prjt.)               11/01/2014   11/01/94 @ 102 Ref.
                        (Financial Guaranty)

    2        105,000    Chicago Ill. Schl. Finc. Auth. Gen. Oblig.      AAA        8.750%     6/01/06 @ 100 S.F.        113,647
                        Schl. Asstnc. Bonds Rfndg. Series 1985                    6/01/2009   6/01/95 @ 102 Ref.
                        (Financial Guaranty)

    3        250,000    Rockport Inc. Poll. Cntrl. Rev. Bonds Series    AAA        9.375%     No Sinking Fund           282,340
                        1985A (AEP Genring. Co.) (Financial                       9/01/2014   9/01/95 @ 102 Ref.
                        Guaranty)

    4        200,000    Mass. Indus. Finc. Agncy. Poll. Cntrl. Rev.     AAA        10.125%    No Sinking Fund           228,030
                        Bonds 1983 Series (Eastern Edison Co. Prjt.)              8/01/2008   8/01/93 @ 103 Ref.
                        (AMBAC)

    5        250,000    Cnty. of Monroe Mich. Poll. Cntrl. Rev.         AAA        9.625%     No Sinking Fund           178,678
                        Bonds (Detroit Edison Co. Prjt.) Series A                12/01/2015   12/01/95 @ 103 Ref.
                        1985 (AMBAC)

    6        250,000    Cleveland Ohio Wtrwks. Imprvmnt. First          AAA        5.000%     1/01/13 @ 100 S.F.        280,905
                        Mtg. Rfndg. Rev. Bonds Series D 1986                      1/01/2015   1/01/97 @ 100 Ref.
                        (AMBAC)

    7        250,000    Cuyahoga Ohio Hosp. Rfndg. Rev. Bonds           AAA        9.250%     10/01/01 @ 100 S.F.       205,242
                        (Deaconess Hosp. of Cleveland) Series 1985               10/01/2009   10/01/95 @ 102 Ref.
                        A (Financial Guaranty)

    8        250,000    Pittsburgh Penn. Gen. Oblig. Rev. Bonds         AAA        6.000%     3/01/89 @ 100 S.F.        162,080
                        Series A 1986 (AMBAC)                                     3/01/2014   3/01/96 @ 100 Ref.

    9        200,000    Tx. Pub. Bldg. Auth. Rev. Rfndg. Bonds          AAA        6.000%     8/01/12 @ 100 S.F.        116,614
                        Series 1986 (MBIA)                                        8/01/2014   8/01/97 @ 100 Ref.

   10        100,000    Austin Tx. Combined Util. Sys. Rev. Bonds       AAA*       9.500%     5/15/01 @ 100 S.F.        228,969
                        Series 1985A (Financial Guaranty)                         5/15/2015   5/15/00 @ 100 Ref.

   11        220,000    Maple Run Austin Tx. Muni. Util. Dstrct. Tx.    AAA        8.250%     No Sinking Fund           106,891
                        Cntrct. Rev. Bonds Series 1986 (Financial                11/15/2006   11/15/96 @ 101 1/2Ref.
                        Guaranty)

   12        100,000    Pierce Cnty. Wa. Swr. Rev. & Rfndg. Bonds       AAA        8.625%     2/01/97 @ 100 S.F.          3,405
                        Series 1985 (MBIA)                                       12/01/2003   2/01/95 @ 100 Ref.

   13        125,000    Fremont Calif. Mtg. Rev. Bonds Issue F 1985     AAA        0.000%     6/01/11 @ 20.202 S.F.
                        (Heritage Village Prjt.) (MBIA)                           6/01/2027   12/01/96 @ 4.883 Ref.

          ----------                                                                                                 ----------
          $2,500,000                                                                                                 $2,441,993
          ==========                                                                                                 ==========



C/M  11939.0001 406278.1

                       INSURED MUNICIPAL SECURITIES TRUST

                                   SERIES 12

                           REFERENCE TRUST AGREEMENT

          This Reference Trust Agreement dated October 27, 1988 among Bear, Stearns & Co. Inc., as Depositor, United States Trust Company of New York, as Trustee and Standard & Poor's Corporation, as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Insured Municipal Securities Trust, 9th Discount Series, and Subsequent Series, Trust Indenture and Agreement" dated April 11, 1985 as amended in part by this Reference Trust Agreement (herein as amended or supplemented called the "Indenture") and such provisions as are set forth in full and such provisions as are incorporated by reference constitute a single instrument.


                                WITNESSETH THAT:

          In consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee, and the Evaluator agree as follows:


                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST

          Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument except that for all purposes of this Insured Municipal Securities Trust, Series 12, and all Subsequent Series, the following sections of the Indenture are amended as follows:

          (a) Section 1.01(6) shall be amended by adding the following word immediately after the words "Bear, Stearns & Co.": "Inc.";

          (b) Section 1.02 shall be amended by adding the following word immediately after the words "Bear, Stearns & Co.": "Inc.", wherever the former shall appear in said Section.



C/M  11939.0001 406278.1

                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

          The following special terms and conditions are hereby agreed to:

          (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

          (b) For the purposes of the definition of the Unit in Article I the fractional undivided interest in and ownership of the Trust is 1/3,500.

          (c) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on March 1, 1989 for monthly distributions, December 1 and June 1 of each year for semi-annual distributions (commencing on June 1, 1989) and December 1 of each year for annual distributions (commencing on December 1, 1989).

          (d) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on March 15, 1989 for monthly distributions, December 15 and June 15 of each year for semi-annual distributions (commencing on June 15, 1989) and December 15 of each year for annual distributions (commencing on December 15, 1989).

          (e) All Certificateholders of record on February 1, 1989 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after February 15, 1989 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.

          (f) The First Settlement Date shall mean November 3, 1988.

          (g) The number of Units referred to in Section 2.03 is 3,500.

          (h) For the purposes of Section 4.02(a), the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $15, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).

          (i) For the purposes of Section 6.01(g), the liquidation amount is hereby specified to be $1,400,000.


                                      -2-
C/M  11939.0001 406278.1

          (j) For purposes of Section 6.04, the Trustee shall be paid per annum $1.05 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.60 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.35 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.88 per Unit times the number of Units on the monthly distribution plan, $.60 per unit plus $.28 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.35 per Unit plus $.53 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units of the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.

          (k) For purposes of Section 7.04, the Depositor's maximum annual fee is hereby specified to be $0.15 per $1,000 principal amount of Bonds in the Trust.

          (l) For purposes of Section 9.05, the Depositor's address is 245 Park Avenue, New York, New York 10167.

          (m) For purposes of this Series of Insured Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

          IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                         [Signatures on separate pages]

                                      -3-
C/M  11939.0001 406278.1

                                                       BEAR, STEARNS & CO. INC.
                                                            Depositor



                                                       By:---------------------
                                                          Authorized Signator

STATE OF NEW YORK    )
                     : ss.:
COUNTY OF NEW YORK   )


          On this 25th day of October, 1988, before me personally appeared Peter DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signator of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                                 ------------------------------
                                                           Notary Public

C/M  11939.0001 406278.1

                                        UNITED STATES TRUST COMPANY OF NEW YORK
                                                       Trustee



                                        By:------------------------------------
                                           Assistant Vice President




STATE OF NEW YORK   )
                    : ss.:
COUNTY OF NEW YORK  )


          On this 7th day of October, 1988, before me personally appeared Tania
G. Vaile, to me known, who being by me duly sworn, said that she is an Authorized Signator of United States Trust Company of New York, one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that she signed her name thereto by like authority.


                                          -------------------------------------
                                                      Notary Public

C/M  11939.0001 406278.1

                                                  STANDARD & POOR'S CORPORATION
                                                         Evaluator



                                                  By:--------------------------
                                                     Vice President



SEAL
ATTEST:



--------------------------
(Assistant) Secretary

C/M  11939.0001 406278.1

                                                                                                                         SCHEDULE A

                                                 INSURED MUNICIPAL SECURITIES TRUST

                                                              PORTFOLIO


                                                              SERIES 12


                                                       As of October 27, 1988

                                                      A MONTHLY PAYMENT SERIES
                                         SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

            Aggregate              Name of Issuer and                               Coupon/    Redemption Feature
Portfolio   Principal                Title of Bonds                                Maturity    S.F.-- Sinking Fund   Cost of Bonds
   No.       Amount                 Contracted for(5)                Ratings(1)   Date(s)(2)   Ref.-- Refunding(2)    to Trust(3)
   ---       ------                 -----------------                ----------   ----------   -------------------    -----------
    1       $250,000    Tallahassee Fla. Cap. Prgrm. Rev. Bonds         AAA        8.250%     10/10/09 @ 100 S.F.    $  264,590
                        Series 1988 (BIG)                                        10/01/2021   10/01/98 @ 102 Ref.

    2        350,000    Orlando Fla. Cap. Prgrm. Rev. Bonds Series      AAA        8.250%     10/01/09 @ 100 S.F.       370,426
                        1988 (BIG)                                               10/01/2021   10/01/98 @ 102 Ref.

    3        350,000    Burke Cnty. Ga. Dev. Auth. Poll. Cntrl. Rev.    AAA        11.750%    No Sinking Fund           432,170
                        Bonds (Oglethorpe Pwr. Corp. Vogtle Prjt.)               11/01/2014   11/01/94 @ 102 Ref.
                        (Financial Guaranty)

    4        325,000    Indianapolis Ind. Gas Util. Sys. Rev. Rfndg.    AAA        3.500%     No Sinking Fund           173,638
                        Bonds 1986 Series B (Financial Guaranty)                  6/01/2018   Non Callable

    5        270,000    Jefferson Sales Tax Dstrct. Jefferson Paris     AAA        8.000%     7/01/92 @ 100 S.F.        279,755
                        Louisiana Spec. Sales Tax Rev. Bonds                      7/01/2005   7/01/96 @ 103 Ref.
                        Series A (BIG)

    6        200,000    Mass. Indus. Finc. Agncy. Poll. Cntrl. Rev.     AAA        10.125%    No Sinking Fund           228,354
                        Bonds 1983 Series (Eastern Edison Co. Prjt.)              8/01/2008   8/01/93 @ 103 Ref.
                        (AMBAC)

    7        250,000    N.C. Eastern Muni. Pwr. Agncy. Pwr. Sys.        AAA        4.500%     7/01/20 @ 100 S.F.        157,475
                        Ref. Rfndg. Bonds Series 1987A (Financial                 1/01/2024   1/01/97 @ 100 Ref.
                        Guaranty)

    8        250,000    Mercer Cnty, N.D. Poll. Cntrl. Rev. Bonds       AAA        10.500%    6/30/09 @ 100 S.F.        295,115
                        Series 1984 (Basin Elec. Pwr. Co-Op                       6/30/2013   12/30/94 @ 102 Ref.
                        Antelope Valley Station) (AMBAC)

    9        250,000    Jackson Tenn. Wtr. & Swr. Sys. Rev. Rfndg.      AAA*       7.600%     7/01/09 @ 100 S.F.        250,835
                        Bonds Series 1988 (AMBAC)                                 1/01/2012   1/01/97 @ 102 Ref.

   10        150,000    Galveston Cnty. Tx. Wtr. Auth. Wtr. Sys.        AAA        9.000%     7/10/06 @ 100 S.F.        165,728
                        Cntrct. Rev. Rfndg. Bonds Mainland Prjt.                  7/10/2009   7/10/96 @ 100 Ref.
                        Series 1985 (AMBAC)

   11        250,000    Harris Cnty. Tx. Hosp. Dstrct. Rfndg. Rev.      AAA        8.500%     4/01/06 @ 100 S.F.        267,652
                        Bonds Series 1986 (BIG)                                   4/01/2015   4/01/96 @ 102 Ref.

   12        200,000    Sam Rayburn Tx. Muni. Pwr. Agncy. Pwr.          AAA        9.250%     9/01/04 @ 100 S.F.        224,290
                        Supl. Sys. Rev. Bonds (MBIA)                              9/01/2008   9/01/95 @ 102 Ref.

   13        230,000    Waco Tx. Hosp. Rfndg. Rev. Bonds Series         AAA        9.000%     9/01/00 @ 100 S.F.        254,867
                        1985 (Hillcrest Baptist Med. Cntr. Prjt.)                 9/01/2005   9/01/95 @ 102 Ref.
                        (MBIA)

   14        175,000    Santa Clara Calif. Hsg. Auth. Multi-Fam.        AAA        0.000%     4/01/07 @ 13.074 S.F.       4,485
                        Hsg. Rev. Bonds Series 1984A (FHA Insrd.                  4/01/2026   10/01/97 @ 5.011 Ref.
                        Mtg. Loan-Cedar Glen Aprtmnts. Prjt.)
                        (MBIA)

          ----------                                                                                                 ----------
          $3,500,000                                                                                                 $3,369,380
          ==========                                                                                                 ==========



C/M  11939.0001 406278.1

                       INSURED MUNICIPAL SECURITIES TRUST

                                   SERIES 13

                           REFERENCE TRUST AGREEMENT

          This Reference Trust Agreement dated December 1, 1988 among Bear, Stearns & Co. Inc., as Depositor, United States Trust Company of New York, as Trustee and Standard & Poor's Corporation, as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Insured Municipal Securities Trust, 9th Discount Series, and Subsequent Series, Trust Indenture and Agreement" dated April 11, 1985 as amended in part by this Reference Trust Agreement (herein as amended or supplemented called the "Indenture") and such provisions as are set forth in full and such provisions as are incorporated by reference constitute a single instrument.


                                WITNESSETH THAT:

          In consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee, and the Evaluator agree as follows:


                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST

          Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument except that for all purposes of this Insured Municipal Securities Trust, Series 13, and all Subsequent Series, the following sections of the Indenture are amended as follows:

          (a) Section 1.01(6) shall be amended by adding the following word immediately after the words "Bear, Stearns & Co.": "Inc.";

          (b) Section 1.02 shall be amended by adding the following word immediately after the words "Bear, Stearns & Co.": "Inc.", wherever the former shall appear in said Section.


C/M  11939.0001 406278.1

                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

          The following special terms and conditions are hereby agreed to:

          (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

          (b) For the purposes of the definition of the Unit in Article I the fractional undivided interest in and ownership of the Trust is 1/5,000.

          (c) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on April 1, 1989 for monthly distributions, December 1 and June 1 of each year for semi-annual distributions (commencing on June 1, 1989) and December 1 of each year for annual distributions (commencing on December 1, 1989).

          (d) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on April 15, 1989 for monthly distributions, December 15 and June 15 of each year for semi-annual distributions (commencing on June 15, 1989) and December 15 of each year for annual distributions (commencing on December 15, 1989).

          (e) All Certificateholders of record on March 1, 1989 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after March 15, 1989 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.

          (f) The First Settlement Date shall mean December 1, 1988.

          (g) The number of Units referred to in Section 2.03 is 5,000.

          (h) For the purposes of Section 4.02(a), the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $15, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).

          (i) For the purposes of Section 6.01(g), the liquidation amount is hereby specified to be $2,000,000.


                                      -2-
C/M  11939.0001 406278.1

          (j) For purposes of Section 6.04, the Trustee shall be paid per annum $.97 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.80 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.29 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.80 per Unit times the number of Units on the monthly distribution plan, $.51 per unit plus $.29 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.33 per Unit plus $.47 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units of the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.

          (k) For purposes of Section 7.04, the Depositor's maximum annual fee is hereby specified to be $0.15 per $1,000 principal amount of Bonds in the Trust.

          (l) For purposes of Section 9.05, the Depositor's address is 245 Park Avenue, New York, New York 10167.

          (m) For purposes of this Series of Insured Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

          IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                         [Signatures on separate pages]

                                      -3-
C/M  11939.0001 406278.1

                                                       BEAR, STEARNS & CO. INC.
                                                               Depositor



                                                       By:---------------------
                                                          Authorized Signator

STATE OF NEW YORK   )
                    : ss.:
COUNTY OF NEW YORK  )


          On this 18th day of November, 1988, before me personally appeared Peter DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signator of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                                -------------------------------
                                                          Notary Public

C/M  11939.0001 406278.1

                                        UNITED STATES TRUST COMPANY OF NEW YORK
                                                       Trustee



                                        By:------------------------------------
                                           Assistant Vice President




STATE OF NEW YORK   )
                    : ss.:
COUNTY OF NEW YORK  )


          On this 2nd day of November, 1988, before me personally appeared Thomas Porrazzo, to me known, who being by me duly sworn, said that he is an Authorized Signator of United States Trust Company of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.


                                                 ------------------------------
                                                           Notary Public

C/M  11939.0001 406278.1

                                                  STANDARD & POOR'S CORPORATION
                                                          Evaluator



                                                  By:--------------------------
                                                     Vice President



SEAL
ATTEST:



-----------------------------
(Assistant) Secretary

C/M  11939.0001 406278.1

                                                                                                                         SCHEDULE A

                                                 INSURED MUNICIPAL SECURITIES TRUST

                                                              PORTFOLIO


                                                              SERIES 13


                                                       As of December 1, 1988

                                                      A MONTHLY PAYMENT SERIES
                                         SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

            Aggregate              Name of Issuer and                               Coupon/    Redemption Feature
Portfolio   Principal                Title of Bonds                                Maturity    S.F.-- Sinking Fund   Cost of Bonds
   No.       Amount                 Contracted for(5)                Ratings(1)   Date(s)(2)   Ref.-- Refunding(2)    to Trust(3)
   ---       ------                 -----------------                ----------   ----------   -------------------    -----------
    1     $  205,000    Municipality of Anchorage, Alaska 1986          AAA        8.125%     6/01/02 @ 100 S.F.     $  210,781
                        Gen. Oblig. Wtr. Bonds (Financial Guaranty)               6/01/2011   6/01/96 @ 102 Ref.

    2        395,000    City of Dunedin Fla. Hosp. Ref. Bonds Series    AAA        8.900%     No Sinking Fund           437,818
                        1982 (Mease Hosp. & Clinic Prjt.) (MBIA)                 10/01/1999   10/01/95 @ 102 Ref.

    3        400,000    Orlando Fla. Cap. Prgrm. Rev. Bonds Series      AAA        8.250%     10/01/09 @ 100 S.F.       415,244
                        1988 (BIG)                                               10/01/2021   10/01/98 @ 102 Ref.

    4        400,000    Tallahassee Fla. Cap. Prgrm. Rev. Bonds         AAA        8.250%     10/01/09 @ 100 S.F.       415,244
                        Series 1988 (BIG)                                        10/01/2021   10/01/98 @ 102 Ref.

    5        350,000    Burke Cnty. Ga. Dev. Auth. Poll. Cntrl. Rev.    AAA        11.750%    No Sinking Fund           431,179
                        Bonds (Oglethorpe Pwr. Corp--Vogtle Prjt.)               11/01/2014   11/01/94 @ 102 Ref.
                        (Financial Guaranty)

    6        400,000    Carbondale Ill. Hosp. Rev. Rfndg. Bonds         AAA        6.875%     3/01/07 @ 100 S.F.        362,972
                        Series 1987 (Southern Ill. Hosp. Serv.)                   3/01/2015   3/01/97 @ 102 Ref.
                        (MBIA Corp.)

    7        200,000    City of Chicago Cook Cnty. Ill. Gen. Oblig.     AAA        6.000%     1/01/12 @ 100 S.F.        163,918
                        Prjt. & Rfndg. Bonds Series 1987 (MBIA                    1/01/2013   1/01/97 @ 100 Ref.
                        Corp.)

    8        350,000    Hazel Crest Ill. Hosp. Facs. Rev. Rfndg. and    AAA*       9.125%     7/01/99 @ 100 S.F.        396,368
                        Imprvent. Bonds (So. Suburban Prjt.) (BIG)                7/01/2017   7/01/97 @ 102 Ref.

    9        400,000    Northwest Suburban Muni. Joint Action Wtr.      AAA        5.750%     5/01/09 @ 100 S.F.        317,744
                        Agency (Cook, DuPage & Kane Cntys. Ill.)                  5/01/2012   5/01/96 @ 100 Ref.
                        Wtr. Supl. Sys. Rev. Bonds Series 1986
                        (MBIA)

   10        100,000    Indiana State Toll Finc. Auth. Toll Rd. Rev.    AAA        6.875%     7/01/08 @ 100 S.F.         92,093
                        Rfndg. Bonds (Financial Guaranty)                         7/01/2012   1/01/97 @ 102 Ref.

   11         50,000    Parish of West Feliciana St. of La. Poll.       AAA        12.000%    No Sinking Fund            62,770
                        Cntrl. Rev. Bonds (Gulf Sts. Utils. Co. Prjt.)            5/01/2014   1/01/95 @ 103 Ref.
                        Series 1984D (AMBAC)

   12        150,000    Mich. St. Hsg. Dev. Auth. Multi-Fam. Insrd.     AAA        8.875%     1/01/04 @ 100 S.F.        161,250
                        Hsg. Bonds Series A (Financial Guaranty)                  7/01/2017   7/01/95 @ 103 Ref.

   13        350,000    Mercer Cnty. N.D. Poll. Contrl. Rev. Bonds      AAA        10.500%    6/30/09 @ 100 S.F.        411,548
                        Series 1984 (Basin Elec. Pwr. Co-Op.                      6/30/2013   12/30/94 @ 102 Ref.
                        Antelope Valley Station) (AMBAC)

   14        350,000    Sam Rayburn Tx. Muni. Pwr. Agncy Pwr.           AAA        9.250%     9/01/04 @ 100 S.F.        392,112
                        Supl. Sys. Rev. Bonds (MBIA)                              9/01/2008   9/01/95 @ 102 Ref.

   15        300,000    Dallas Cnty. Tex. Util. & Reclamation Dstrct.   AAA        8.300%     2/15/09 @ 100 S.F.        310,662
                        Unlmtd. Ad Valorem Tax Bonds Series 1987                  2/15/2016   2/15/98 @ 100 Ref.
                        (MBIA Corp.)

   16        150,000    Intermountain Pwr. Agncy. Utah Pwr. Supl.       AAA        5.000%     7/01/10 @ 100 S.F.        106,244
                        Rev. Rfndg. Bonds Series A (MBIA Corp.)                   7/01/2012   1/01/97 @ 100 Ref.

   17        200,000    Intermountain Pwr. Agncy. Utah Pwr. Supl.       AAA        5.000%     7/01/10 @ 100 S.F.        140,800
                        Rev. Rfndg. Bonds, 1986 Series F (AMBAC)                  7/01/2013   1/01/96 @ 100 Ref.

   18        250,000    Santa Clara Calif. Hsg. Auth. Multi-Fam.        AAA        0.000%     4/01/07 @ 13.074 S.F.       6,462
                        Hsg. Rev. Bonds Series 1984A (FHA Insrd.                  4/01/2026   10/01/97 @ 5.011 Ref.
                        Mtg. Loan-Cedar Glen Aptmnts. Prjt.)
                        (MBIA)

          ----------                                                                                                 ----------
          $5,000,000                                                                                                 $4,835,209
          ==========                                                                                                 =============



C/M  11939.0001 406278.1

                       INSURED MUNICIPAL SECURITIES TRUST

                                   SERIES 14

                           REFERENCE TRUST AGREEMENT

          This Reference Trust Agreement dated December 22, 1988 among Bear, Stearns & Co. Inc., as Depositor, United States Trust Company of New York, as Trustee and Standard & Poor's Corporation, as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Insured Municipal Securities Trust, 9th Discount Series, and Subsequent Series, Trust Indenture and Agreement" dated April 11, 1985 as amended in part by this Reference Trust Agreement (herein as amended or supplemented called the "Indenture") and such provisions as are set forth in full and such provisions as are incorporated by reference constitute a single instrument.


                                WITNESSETH THAT:

          In consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee, and the Evaluator agree as follows:


                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST

          Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument except that for all purposes of this Insured Municipal Securities Trust, Series 14, and all Subsequent Series, the following sections of the Indenture are amended as follows:

          (a) Section 1.01(6) shall be amended by adding the following word immediately after the words "Bear, Stearns & Co.": "Inc.";

          (b) Section 1.02 shall be amended by adding the following word immediately after the words "Bear, Stearns & Co.": "Inc.", wherever the former shall appear in said Section.



C/M  11939.0001 406278.1

                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

          The following special terms and conditions are hereby agreed to:

          (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

          (b) For the purposes of the definition of the Unit in Article I the fractional undivided interest in and ownership of the Trust is 1/6,000.

          (c) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on May 1, 1989 for monthly distributions, December 1 and June 1 of each year for semi-annual distributions (commencing on June 1, 1989) and December 1 of each year for annual distributions (commencing on December 1, 1989).

          (d) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on May 15, 1989 for monthly distributions, December 15 and June 15 of each year for semi-annual distributions (commencing on June 15, 1989) and December 15 of each year for annual distributions (commencing on December 15, 1989).

          (e) All Certificateholders of record on April 1, 1989 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after April 15, 1989 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.

          (f) The First Settlement Date shall mean December 30, 1988.

          (g) The number of Units referred to in Section 2.03 is 6,000.

          (h) For the purposes of Section 4.02(a), the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $15, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).

          (i) For the purposes of Section 6.01(g), the liquidation amount is hereby specified to be $2,400,000.


                                      -2-
C/M  11939.0001 406278.1

          (j) For purposes of Section 6.04, the Trustee shall be paid per annum $.97 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.51 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.33 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.80 per Unit times the number of Units on the monthly distribution plan, $.51 per unit plus $.29 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.33 per Unit plus $.47 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units of the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.

          (k) For purposes of Section 7.04, the Depositor's maximum annual fee is hereby specified to be $0.25 per $1,000 principal amount of Bonds in the Trust.

          (l) For purposes of Section 9.05, the Depositor's address is 245 Park Avenue, New York, New York 10167.

          (m) For purposes of this Series of Insured Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

          IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                         [Signatures on separate pages]

                                      -3-
C/M  11939.0001 406278.1

                                                       BEAR, STEARNS & CO. INC.
                                                               Depositor



                                                      By:----------------------
                                                         Authorized Signator

STATE OF NEW YORK    )
                     : ss.:
COUNTY OF NEW YORK   )


          On this 22nd day of December, 1988, before me personally appeared Peter DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signator of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                                    ---------------------------
                                                            Notary Public

C/M  11939.0001 406278.1

                                        UNITED STATES TRUST COMPANY OF NEW YORK
                                                       Trustee



                                        By:------------------------------------
                                           Assistant Vice President




STATE OF NEW YORK   )
                    : ss.:
COUNTY OF NEW YORK  )


          On this 14th day of December, 1988, before me personally appeared Thomas Porrazzo, to me known, who being by me duly sworn, said that he is an Authorized Signator of United States Trust Company of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.


                                                  -----------------------------
                                                           Notary Public

C/M  11939.0001 406278.1

                                                  STANDARD & POOR'S CORPORATION
                                                            Evaluator



                                                  By:--------------------------
                                                     Vice President



SEAL
ATTEST:



----------------------------
(Assistant) Secretary

C/M  11939.0001 406278.1

                                                                                                                         SCHEDULE A

                                                 INSURED MUNICIPAL SECURITIES TRUST

                                                              PORTFOLIO


                                                              SERIES 14


                                                       As of December 22, 1988

                                                      A MONTHLY PAYMENT SERIES
                                         SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

            Aggregate              Name of Issuer and                               Coupon/    Redemption Feature
Portfolio   Principal                Title of Bonds                                Maturity    S.F.-- Sinking Fund   Cost of Bonds
   No.       Amount                 Contracted for(5)                Ratings(1)   Date(s)(2)   Ref.-- Refunding(2)    to Trust(3)
   ---       ------                 -----------------                ----------   ----------   -------------------    -----------
    1     $  300,000    San Jose Calif. Arpt. Rev. Bonds Series 1985    AAA*       8.750%     3/01/02 @ 100 S.F.     $  324,873
                        (MBIA)                                                    3/01/2016   3/01/93 @ 104 Ref.

    2        400,000    Orlando Fla. Cap. Prgrm. Rev. Bonds. Series     AAA        8.250%     10/01/09 @ 100 S.F.       415,188
                        1988 (BIG)                                               10/01/2021   10/01/98 @ 102 Ref.

    3        400,000    Tallahassee Fla. Cap. Prgm. Rev. Bonds          AAA        8.250%     10/01/09 @ 100 S.F.       415,188
                        Series 1988 (BIG)                                        10/01/2021   10/01/98 @ 102 Ref.

    4        400,000    Burke Cnty. Ga. Poll. Cntrl. Rev. Bonds (Ga.    AAA        12.000%    No Sinking Fund           495,748
                        Pwr. Co. Plant Vogtle. Prjt.) 1st Series 1984            10/01/2014   10/01/94 @ 102 Ref.
                        (BIG)

    5        400,000    Cherokee Cnty. Ga. Wtr. & Swrage. Auth.         AAA        9.125%     8/01/06 @ 100 S.F.        446,020
                        Rev. Bonds Series 1985 (MBIA)                             8/01/2009   8/01/95 @ 102.5 Ref.

    6        375,000    Columbus Ga. Med. Centr. Hosp. Auth. Rev.       AAA        9.125%     7/01/01 @ 100 S.F.        417,825
                        Rfndg. Bonds Anticipation Certs. Series 1985              7/01/2005   7/01/95 @ 102 Ref.
                        (BIG)

    7        250,000    Fulco Ga. Hosp. Auth. Rev. Bonds                AAA        9.300%     4/01/06 @ 100 S.F.        281,533
                        Anticipation Certs. (St. Joseph's Hosp. of               10/01/2015   10/01/95 @ 102 Ref.
                        Atlanta Proj.) Series 1985A (AMBAC)

    8        150,000    Chicago Hts. Ill. Gen. Oblig. Corp. Purp.       AAA        9.000%     No Sinking Fund           166,515
                        Bonds Series 1985A (MBIA)                                12/01/2006   6/01/96 @ 102 Ref.

    9        250,000    Village of Evergreen Park Cook Cnty. Ill.       AAA        6.000%     8/15/11 @ 100 S.F.        209,065
                        Hosp. Fac. Rev. Rfndg. Bonds (Little Co. of               2/15/2012   2/15/98 @ 100 Ref.
                        Mary Hosp. Inc.) Series 1988 (MBIA Corp.)

   10        500,000    Northwest Suburban Muni. Joint Action Wtr.      AAA        5.750%     5/01/09 @ 100 S.F.        404,170
                        Agncy. (Cook, DuPage & Kane Cntys. Ill.)                  5/01/2012   5/01/96 @ 100 Ref.
                        Wtr. Supl. Sys. Rev. Bonds Series 1986
                        (MBIA)

   11        400,000    Mass. Indus. Finc. Agncy. Poll. Cntrl. Rev.     AAA        10.125%    No Sinking Fund           453,824
                        Bonds 1983 Series (Eastern Edison Co. Prjt.)              8/01/2008   8/01/93 @ 103 Ref.
                        (AMBAC)

   12        300,000    N.J. Wastewtr. Treatment Trust Insrd. Loan      AAA*       9.000%     No Sinking Fund           331,470
                        Rev. Bonds Series 1987 (BIG)                              9/01/2006   9/01/97 @ 102 Ref.

   13        400,000    Farmington N.M. Util. Sys. Rev. Bonds           AAA        9.750%     5/15/06 @ 100 S.F.        463,668
                        Series 1985 (Financial Guaranty)                          5/15/2013   5/15/96 @ 102 Ref.

   14        300,000    N.C. Eastern Muni. Pwr. Agncy. Pwr. Sys.        AAA        4.500%     7/01/20 @ 100 S.F.        191,649
                        Rev. Rfndg. Bonds Series 1987A (BIG)                      1/01/2024   1/01/97 @ 100 Ref.

   15        375,000    Charleston Cnty. S.C. Hosp. Fac. Rev. Rfndg.    AAA        9.125%     10/01/06 @ 100 S.F.       418,822
                        & Imprvmt. Bonds (Roper Hosp. Prjt.) Series              10/01/2011   10/01/95 @ 102 Ref.
                        1985 (Financial Guaranty)

   16        500,000    Intermountain Pwr. Agncy. Utah Spec. Oblig.     AAA*       5.750%     7/01/19 @ 100 S.F.        397,260
                        Bonds Series C (BIG)                                      7/01/2020   7/01/96 @ 100 Ref.

   17        300,000    Santa Clara Calif. Hsg. Auth. Multi-Fam.        AAA        0.000%     4/01/07 @ 13.074 S.F.       7,788
                        Hsg. Rev. Bonds Series 1984A (FHA Insrd.                  4/01/2026   10/01/97 @ 5.011 Ref.
                        Mtg. Loan-Cedar Glen Aprtmts. Prjt.)
                        (MBIA)

          ----------                                                                                                 ----------
          $6,000,000                                                                                                 $5,840,606
          ==========                                                                                                 =============



C/M  11939.0001 406278.1